UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2007

AMERICAN COMMUNITY NEWSPAPERS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison, Texas (Address of Principal Executive Offices)	75254 (Zip Code)

(972) 628-4080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

The Audit Committee (“Committee”) of the Board of Directors of American Community Newspapers Inc. (“Company”) approved the termination of the engagement of Goldstein Golub Kessler LLP (“GGK”) and the engagement of Grant Thornton LLP (“Grant Thornton”) as the principal accountant to audit the Company’s financial statements, effective October 5, 2007.

GGK’s report on the financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that GGK’s report on the December 31, 2006 financial statements included an explanatory paragraph regarding the Company’s ability to continue as a going concern if no acquisition was consummated prior to July 7, 2007. The Company completed the acquisition of substantially all the assets of American Community Newspapers LLC prior to such date.

During the two most recent fiscal years and the interim period preceding the dismissal of GGK, there were (i) no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreements in connection with its report; and (ii) no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided GGK with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company requested GGK to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

During the two most recent fiscal years and the interim period preceding the engagement of Grant Thornton, the Company did not consult Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statement and Exhibits.
(d)	Exhibits:
Exhibit	Description
16	Letter from Goldstein Golub Kessler LLP regarding change in certifying accountant, dated October 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2007	AMERICAN COMMUNITY NEWSPAPERS INC.
	By:	/s/ Gene Carr
Gene Carr Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16	Letter from Goldstein Golub Kessler LLP regarding change in certifying accountant, dated October 9, 2007.